UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

February 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2006. The net asset values per share at that date were $18.48, $18.44, and $18.50 for Class A, Class C, and Class I shares, respectively. In addition, a distribution was declared for shareholders of record on December 21, 2006 and paid on December 22, 2006 to all three classes of shares.a The distribution was as follows:

	Total Distribution	Ordinary Income	Short-Term Capital Gain	Long-Term Capital Gain
Class A	$0.499	$0.423	$0.066	$0.01
Class C	$0.457	$0.381	$0.066	$0.01
Class I	$0.519	$0.443	$0.066	$0.01

The total return, including income and change in net asset value, for Cohen and Steers International Realty Fund and the comparative benchmarks were:

	Six Months Ended 12/31/06	Year Ended 12/31/06
Cohen & Steers International Realty Fund—Class A	25.85%	43.88%
Cohen & Steers International Realty Fund—Class C	25.38%	42.99%
Cohen & Steers International Realty Fund—Class I	26.04%	44.45%
S&P/Citigroup BMI World Property Index (ex.-U.S.)[b]	28.20%	43.90%
S&P 500 Index[b]	12.75%	15.80%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

a  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

b  The S&P/Citigroup BMI World Property Index (excluding U.S.) is an unmanaged portfolio of approximately 269 constituents from 20 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a measure of stock performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Investment Review

Strong fundamentals propelled international real estate stocks to new highs in 2006, despite volatility in the first half sparked by rising interest rates and fear of a global economic slowdown, compounded by an accelerating supply of international real estate shares through initial public offerings (IPOs) and secondary offerings. Concerns eased and the markets rallied in the second half as interest rates stabilized and the global economy showed signs of a mid-cycle slowdown rather than a recession. In a year when most asset classes performed well, real estate security returns were particularly noteworthy. For the year, the fund's performance (43.9%, 43.0% and 44.5% for Class A, C and I shares, respectively) was in line with the 43.9% returned by the S&P/Citigroup BMI World Index (ex-U.S.).

REIT legislation and real estate securitization dominated the news

The year's big story was significant progress toward the creation of REITs or REIT-like structures in key markets. U.K. REITs launched in January 2007 and nine companies converted on January 2, 2007. German and Italian structures are expected later in the year. At that point, nearly 75% of Europe's GDP will have access to REIT-like structures.

The second major theme was the acceleration in the securitization of real estate internationally, as real estate moved into the public markets. Investor participation in IPOs and follow-on offerings allowed companies to purchase more assets and to fund development pipelines. Although widespread throughout Europe and Asia, the level of activity in Germany was particularly noteworthy. German real estate stocks nearly doubled their presence, increasing from 1% of the benchmark to 1.8% during 2006, while the market capitalization of the benchmark grew from $360 billion to $561 billion during the year. We expect a sustained flow of assets from the private to the public market.

Limited new construction created a positive environment

2006 was characterized by attractive growth in both the economy and real estate demand in international markets. Moreover, supply was moderate, resulting in strong occupancy and rental growth in many markets. In London, Paris, Singapore and Hong Kong, the dearth of supply was driven, as it has been for many years, by limited land availability, government controls and restrictive building codes that constrained new development. At the same time, demand was positive, driven by employment and economic growth. This imbalance created a positive environment for real estate fundamentals, and occupancies and rents moved higher.

Most markets performed well

Against this backdrop, France's total return of 68.7% was fueled by the robust Paris office market and continued improvements to the REIT structure that allowed management teams to create significant value. U.K.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

performance (50.5%) was driven by strong fundamentals—particularly in the office sector—and attractive valuations that did not fully reflect the benefits of the coming REIT structure. Belgian stocks (16.3%) suffered on a relative basis from lagging property fundamentals while in Austria (26.7%), investor concerns about significant equity issuance and sub par corporate governance restrained prices.

Real Estate Securities Total Returns In Local Currencies
2006

Asia Pacific was led by Singapore (75.7%), which, in the strongest part of its real estate cycle, saw office rents increasing meaningfully amid limited supply. Low unemployment and a growing tourism industry also contributed to Singapore's strong performance. Australia (33.1%) and Japan (21.3%) delivered attractive absolute returns but lagged the international markets as improving fundamentals had been reflected more fully in the valuations of these mature markets. Hong Kong (29.3%) underperformed the benchmark; however, we believe this market should catch up given its strong supply and demand characteristics and valuations that are, on average, well below private real estate values.1

Attractive fund performance in 2006

The fund benefited from overweight positions in virtually all top-performing markets (particularly France, the U.K., and Germany), as well as its underweight position and stock selection in Japan. Performance was diminished by overweight positions and stock selection in Hong Kong, where stocks underperformed as still-strong fundamentals eased from the exceptional levels of prior years, and underweight positions in Spain (99.1%), which saw considerable corporate M&A activity.

1  Country returns are in local currency.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Investment Outlook

We believe the general state of supply and demand for real estate internationally will continue to drive real estate security performance. Increasing rents and values in most property markets, notably in the office and residential sectors, bode well for 2007. Continued creation of and enhancements to REIT structures should also support performance over the longer term, in our view. Access to attractively priced capital should enable these companies to add incremental growth through acquisitions.

Of course, there are certain risks that exist when investing in real estate securities, including declining property values or declining rents resulting from legal or economic developments. Foreign securities carry their own risks, such as currency fluctuations, political and economic uncertainties and differences in accounting standards.

Having said that, we believe Germany and Hong Kong are attractive markets and we foresee slow but sustainable economic improvement in Germany after several decades of weak real estate returns. The expected introduction of REITs should drive a massive shift of assets from the private sector to the public markets. As a gateway to China, Hong Kong is a potent mix of high demand for space, limited supply of real estate and attractive valuations. Consequently, we will expect outperformance in both markets. We also favor the U.K., where strong fundamentals have driven rents, occupancies and asset valuations higher amid limited supply. The recently adopted REIT structure should benefit large, well-managed U.K. property companies as they take advantage of greater tax efficiency. Attractive stock valuations and diminished contingent tax liabilities may foster merger and acquisition activity in the U.K., along with potential IPO activity in the U.K. and other new REIT markets.

Performance in Asia Pacific should also remain strong, but we maintain our underweight positions in the more mature Australian and Japanese markets, where we see fewer attractively valued companies.

Our investment process focuses on the quantification of the real estate conditions and fundamental themes we discussed above. We construct our funds from the bottom-up, stock by stock, based on relative valuations. At this point, that leads us to be overweight in Hong Kong, where we continue to see the most appealing valuations around the globe, and the U.K., where we believe investors have yet to fully reward companies for their strong fundamentals and management teams, or for the tax efficiency that the new REIT structure will confer. We are also overweight in continental Europe, particularly Germany, where the benefits of REITs draw near. We remain underweight in Japan, reflecting the high valuations of J-REITs. However, we believe some of Japan's large property developers still represent some of the best values in the world. We will maintain our underweight position in Australia, as relatively good fundamentals are largely reflected in valuations. Overall, we believe that attractive valuations during the early stage of a structural change, overlaid with solid property fundamentals, should continue to drive attractive total returns for international real estate securities.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

W. JOSEPH HOULIHAN	GERIOS J.M. ROVERS

Portfolio Manager	Portfolio Manager

  DAVID J. OAKES

  Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Cohen & Steers International Realty Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class I

Growth of a $100,000 Investment

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns For Periods Ending December 31, 2006

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	37.41%[b]	41.99%[c]	—
1 Year (without sales charge)	43.88%	42.99%	44.45%
Since Inception[d] (with sales charge)	31.04%[b]	33.73%	—
Since Inception[d] (without sales charge)	34.53%	33.73%	35.01%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Fund performance during certain periods reflects strong market performance and/or strong performance of stocks held during those periods. This performance may not be repeated. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of March 31, 2005.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/06–12/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fee. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06– 12/31/06
Class A
Actual (25.85% return)	$1,000.00	$1,258.50	$9.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.04	$8.24
Class C
Actual (25.38% return)	$1,000.00	$1,253.80	$12.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.76	$11.52
Class I
Actual (26.04% return)	$1,000.00	$1,260.40	$7.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.75	$6.51

*  Expenses are equal to the fund's Class A, Class C and Class I annualized expense ratio of 1.62%, 2.27%, and 1.28%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

DECEMBER 31, 2006

Top Ten Holdings
(Unaudited)

Security	Market Value	% of Net Assets
Mitsubishi Estate Co., Ltd.	$159,169,783	6.9%
Westfield Group	139,589,262	6.0
Mitsui Fudosan Co., Ltd.	139,141,213	6.0
Land Securities Group PLC	110,053,822	4.7
British Land Co., PLC	109,573,774	4.7
Cheung Kong Holdings Ltd.	91,198,164	3.9
Hongkong Land Holdings Ltd. (USD)	68,180,468	2.9
Henderson Land Development Company Ltd.	68,149,853	2.9
Hysan Development Company Ltd.	68,022,625	2.9
Slough Estates PLC	65,734,488	2.8

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2006

		Number of Shares	Value
COMMON STOCK	97.6%
AUSTRALIA	13.7%
DIVERSIFIED	3.0%
GPT Group		11,050,000	$48,844,983
Stockland		3,200,000	20,914,620
			69,759,603
INDUSTRIAL	1.5%
ING Industrial Fund		13,000,000	24,319,876
Macquarie Goodman Group		1,850,000	11,098,263
			35,418,139
OFFICE	2.4%
ING Office Fund		24,500,000	29,588,788
Investa Property Group		4,400,000	8,717,582
Tishman Speyer Office Fund		9,237,000	18,155,155
			56,461,525
SHOPPING CENTER	6.8%
CFS Gandel Retail Trust		9,800,000	18,024,020
Westfield Group		8,425,000	139,589,262
			157,613,282
TOTAL AUSTRALIA			319,252,549
AUSTRIA	0.6%
DIVERSIFIED
Immofinanz Immobilien Anlagen AG		1,024,642	14,607,851
CANADA	0.4%
SHOPPING CENTER
Primaris Retail REIT		560,000	9,066,415
FINLAND	1.2%
DIVERSIFIED
Citycon Oyj		1,388,413	9,255,512
Sponda Oyj		1,132,886	17,945,596
TOTAL FINLAND			27,201,108

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
FRANCE	5.3%
DIVERSIFIED	4.4%
Fonciere des Regions		148,685	$29,048,204
Societe Immobiliere de Location pour L'Industrie et le Commerce (Silic)		102,546	15,431,708
Unibail		231,264	56,507,341
			100,987,253
SHOPPING CENTER	0.9%
Klepierre		65,656	12,393,697
Mercialys Promesse		230,496	9,188,841
			21,582,538
TOTAL FRANCE			122,569,791
GERMANY	4.1%
APARTMENT	1.7%
Gagfah SA		427,690	13,566,671
Patrizia Immobilien AG		847,650	25,243,297
			38,809,968
DIVERSIFIED	1.2%
IVG Immobilien AG		666,257	28,618,690
OFFICE	1.0%
Eurocastle Investment Ltd		439,868	22,413,005
SHOPPING CENTER	0.2%
Dawnay Day Treveria PLC		2,836,842	4,643,519
TOTAL GERMANY			94,485,182
HONG KONG	21.5%
DIVERSIFIED	17.6%
Cheung Kong Holdings Ltd.		7,400,800	91,198,164
Great Eagle Holdings Ltd.		11,250,000	32,397,825
Hang Lung Properties Ltd.		16,400,609	41,031,569
Henderson Land Development Company Ltd.		12,200,000	68,149,853
Hysan Development Company Ltd.		26,000,019	68,022,625
Kerry Properties Ltd.		6,053,600	28,290,033
Sun Hung Kai Properties Ltd.		5,000,700	57,475,615
Wharf Holdings Ltd.		6,200,000	22,876,464
			409,442,148

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE	3.2%
Champion REIT		10,999,252	$5,316,996
Hongkong Land Holdings Ltd. (USD)		17,130,771	68,180,468
			73,497,464
SHOPPING CENTER	0.7%
Link REIT		7,800,710	16,126,328
TOTAL HONG KONG			499,065,940
ITALY	1.0%
DIVERSIFIED
Beni Stabili S.p.A.		14,462,372	23,081,086
JAPAN	18.9%
DIVERSIFIED	17.0%
Kenedix Realty Investment Corp.		3,850	22,225,537
Mitsubishi Estate Co., Ltd.		6,150,000	159,169,783
Mitsui Fudosan Co., Ltd.		5,700,000	139,141,213
NTT Urban Development Corp.		10,000	19,326,919
Sumitomo Realty & Development Co., Ltd.		800,000	25,679,593
TOC Co., Ltd.		3,326,500	16,771,564
United Urban Investment Corp.		1,750	11,499,517
			393,814,126
SHOPPING CENTER	1.9%
AEON Mall Co., Ltd.		610,000	34,445,611
Japan Retail Fund Investment Corp.		1,150	9,373,556
			43,819,167
TOTAL JAPAN			437,633,293
NETHERLANDS	4.2%
DIVERSIFIED	0.7%
Wereldhave NV		120,040	15,988,494
INDUSTRIAL	0.9%
ProLogis European Properties		1,050,986	20,810,313

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
OFFICE	0.4%
VastNed Offices/Industrial NV		283,602	$11,137,474
SHOPPING CENTER	2.2%
Rodamco Europe NV		374,772	49,867,556
TOTAL NETHERLANDS			97,803,837
NORWAY	1.0%
OFFICE
Norwegian Property ASA		2,321,732	24,203,326
SINGAPORE	2.1%
DIVERSIFIED	1.6%
CapitaLand Ltd.		5,900,900	23,853,679
Singapore Land Ltd.		2,100,000	11,775,061
			35,628,740
OFFICE	0.5%
Capitacommercial Trust		7,100,000	12,128,443
TOTAL SINGAPORE			47,757,183
SPAIN	0.5%
DIVERSIFIED
Riofisa SA		225,132	10,906,709
SWEDEN	2.4%
DIVERSIFIED	1.1%
Kungsleden AB		1,747,177	26,797,389
OFFICE	1.3%
Fabege AB		1,126,607	30,197,764
TOTAL SWEDEN			56,995,153
SWITZERLAND	1.2%
DIVERSIFIED
PSP Swiss Property AG		471,575	27,090,890

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

		Number of Shares	Value
UNITED KINGDOM	19.5%
DIVERSIFIED	13.4%
British Land Co., PLC		3,264,998	$109,573,774
Development Securities PLC		595,897	8,109,030
Hammerson PLC		1,468,321	45,338,337
Helical Bar PLC		1,764,481	16,376,015
Land Securities Group PLC		2,419,597	110,053,822
Quintain Estates & Development PLC		1,357,294	22,722,333
			312,173,311
INDUSTRIAL	3.6%
Brixton PLC		1,502,675	16,947,297
Slough Estates PLC		4,273,997	65,734,488
			82,681,785
OFFICE	1.5%
Derwent Valley Holdings PLC		419,497	17,224,244
Great Portland Estates PLC		1,321,750	17,947,694
			35,171,938
SHOPPING CENTER	1.0%
Liberty International PLC		835,308	22,832,052
TOTAL UNITED KINGDOM			452,859,086
TOTAL COMMON STOCK (Identified cost—$1,858,397,474)			2,264,579,399
		Principal Amount
COMMERCIAL PAPER	2.4%
General Electric Capital Corp., 4.15%, due 1/2/07 (Identified cost—$55,391,614)		$55,398,000	55,391,614
TOTAL INVESTMENTS (Identified cost—$1,913,789,088)	100.0%		2,319,971,013
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0%		580,830
NET ASSETS	100.0%		$2,320,551,843

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2006

Glossary of Portfolio Abbreviations

REIT   Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:
Investments in securities, at value (Identified cost—$1,913,789,088)	$2,319,971,013
Foreign currency (Identified cost—$1,200,573)	1,204,323
Receivable for fund shares sold	44,750,592
Dividends and interest receivable	3,550,314
Receivable for investment securities sold	2,304,225
Other assets	18,234
Total Assets	2,371,798,701
LIABILITIES:
Payable for investment securities purchased	47,291,217
Payable to investment advisor	1,705,524
Payable for fund shares redeemed	1,285,209
Payable to administrator	107,717
Payable for distribution fees	80,163
Payable for shareholder servicing fees	28,357
Payable for directors' fees	4,207
Other liabilities	744,464
Total Liabilities	51,246,858
NET ASSETS	$2,320,551,843
NET ASSETS consist of:
Paid-in capital	$1,938,560,581
Dividends in excess of net investment income	(37,088,746)
Accumulated undistributed net realized gain	12,950,466
Net unrealized appreciation	406,129,542
$2,320,551,843

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2006

CLASS A SHARES:
NET ASSETS	$921,000,766
Shares issued and outstanding ($0.001 par value common stock outstanding)	49,837,056
Net asset value and redemption price per share	$18.48
Maximum offering price per share ($18.48 ÷ 0.955)[a]	$19.35
CLASS C SHARES:
NET ASSETS	$688,064,388
Shares issued and outstanding ($0.001 par value common stock outstanding)	37,318,110
Net asset value and offering price per share[b]	$18.44
CLASS I SHARES:
NET ASSETS	$711,486,689
Shares issued and outstanding ($0.001 par value common stock outstanding)	38,462,010
Net asset value, offering and redemption price per share	$18.50

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

Year Ended December 31, 2006

Investment Income:
Dividend income (net of $3,010,427 of foreign withholding tax)	$28,882,997
Interest income	962,531
Total Income	29,845,528
Expenses:
Investment advisory fees	9,875,183
Distribution fees—Class A	951,504
Distribution fees—Class C	2,259,050
Shareholder servicing fees—Class A	380,602
Shareholder servicing fees—Class C	753,017
Administration fees	790,472
Custodian fees and expenses	753,600
Transfer agent fees	601,233
Registration and filing fees	376,868
Professional fees	152,636
Shareholder reporting expenses	146,477
Directors' fees and expenses	54,044
Line of credit fees	28,669
Miscellaneous	272,335
Net Expense	17,395,690
Net Investment Income	12,449,838
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	30,093,315
Foreign currency transactions	(2,358,178)
Net realized gains	27,735,137
Net change in unrealized appreciation (depreciation) on:
Investments	383,077,926
Foreign currency translations	(51,240)
Net change in unrealized appreciation	383,026,686
Total net realized and unrealized gain on investments	410,761,823
Net Increase in Net Assets Resulting from Operations	$423,211,661

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2006	For the Period March 31, 2005[a] through December 31, 2005
Change in Net Assets:
From Operations:
Net investment income	$12,449,838	$693,890
Net realized gain	27,735,137	1,027,992
Net change in unrealized appreciation	383,026,686	23,102,856
Net increase in net assets resulting from operations	423,211,661	24,824,738
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(21,290,215)	(323,527)
Class C	(13,994,061)	(64,631)
Class I	(18,596,373)	(752,226)
Net realized gain on investments:
Class A	(3,907,785)	(316,743)
Class C	(2,983,495)	(210,681)
Class I	(3,127,535)	(508,917)
Total dividends and distributions to shareholders	(63,899,464)	(2,176,725)
Capital Stock Transactions:
Increase in net assets from fund share transactions	1,658,109,653	280,381,705
Total increase in net assets	2,017,421,850	303,029,718
Net Assets:
Beginning of period	303,129,993	100,275
End of period[b]	$2,320,551,843	$303,129,993

a  Commencement of operations.

b  Including dividends in excess of net investment income of $37,088,746 and $872,888, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
Per Share Operating Performance:	For the Year Ended December 31, 2006	For the Period March 31, 2005[a] through December 31, 2005
Net asset value, beginning of period	$13.28	$11.46
Income from investment operations:
Net investment income[b]	0.20 [g]	0.07
Net realized and unrealized gain on investments	5.59	1.86
Total from investment operations	5.79	1.93
Less dividends and distributions to shareholders from:
Net investment income	(0.50)	(0.06)
Net realized gain on investments	(0.09)	(0.05)
Total dividends and distributions to shareholders	(0.59)	(0.11)
Redemption fees retained by the fund	0.00 [c]	0.00 [c]
Net increase in net asset value	5.20	1.82
Net asset value, end of period	$18.48	$13.28
Total investment return[d]	43.88%	16.88%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$921.0	$91.6
Ratio of expenses to average daily net assets (before expense reduction)	1.61%	1.86%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.61%	1.70%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	1.26%	0.56%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.26%	0.72%[e]
Portfolio turnover rate	30%	35%[f]

a  Commencement of operations.

b  Calculated based on the average shares outstanding during the period.

c  Less than $0.005 per share.

d  Does not reflect sales charges, which would reduce return.

e  Annualized.

f  Not annualized.

g  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
Per Share Operating Performance:	For the Year Ended December 31, 2006	For the Period March 31, 2005[a] through December 31, 2005
Net asset value, beginning of period	$13.26	$11.46
Income from investment operations:
Net investment income[b]	0.10 [g]	0.01
Net realized and unrealized gain on investments	5.58	1.87
Total from investment operations	5.68	1.88
Less dividends and distributions to shareholders from:
Net investment income	(0.41)	(0.03)
Net realized gain on investments	(0.09)	(0.05)
Total dividends and distributions to shareholders	(0.50)	(0.08)
Redemption fees retained by the fund	0.00 [c]	0.00 [c]
Net increase in net asset value	5.18	1.80
Net asset value, end of period	$18.44	$13.26
Total investment return[d]	42.99%	16.37%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$688.1	$61.4
Ratio of expenses to average daily net assets (before expense reduction)	2.26%	2.50%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	2.26%	2.35%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	0.63%	(0.09)%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.63%	0.07%[e]
Portfolio turnover rate	30%	35%[f]

a  Commencement of operations.

b  Calculated based on the average shares outstanding during the period.

c  Less than $0.005 per share.

d  Does not reflect sales charges, which would reduce return.

e  Annualized.

f  Not annualized.

g  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
Per Share Operating Performance:	For the Year Ended December 31, 2006	For the Period March 31, 2005[a] through December 31, 2005
Net asset value, beginning of period	$13.28	$11.46
Income from investment operations:
Net investment income[b]	0.26 [f]	0.11
Net realized and unrealized gain on investments	5.59	1.85
Total from investment operations	5.85	1.96
Less dividends and distributions to shareholders from:
Net investment income	(0.54)	(0.09)
Net realized gain on investments	(0.09)	(0.05)
Total dividends and distributions to shareholders	(0.63)	(0.14)
Redemption fees retained by the fund	0.00 [c]	0.00 [c]
Net increase in net asset value	5.22	1.82
Net asset value, end of period	$18.50	$13.28
Total investment return	44.45%	17.14%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$711.5	$150.2
Ratio of expenses to average daily net assets (before expense reduction)	1.25%	1.57%[d]
Ratio of expenses to average daily net assets (net of expense reduction)	1.25%	1.35%[d]
Ratio of net investment income to average daily net assets (before expense reduction)	1.60%	1.00%[d]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.60%	1.22%[d]
Portfolio turnover rate	30%	35%[e]

a  Commencement of operations.

b  Calculated based on the average shares outstanding during the period.

c  Less than $0.005 per share.

d  Annualized.

e  Not annualized.

f  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The fund had no operations until January 11, 2005 when it sold 10 shares each of Class A, B, C, and 8,720 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. (The Class B shares were subsequently transferred to Class I and Class B shares are presently not offered). Investment operations commenced on March 31, 2005. The authorized shares of the fund are divided into three classes designated Class A, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange (NYSE) but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. In particular, portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of trading on the NYSE on the day the securities are being valued, developments occur that are expected to materially affect the value of such securities, such values may be adjusted to reflect the estimated fair value of such securities as of the close of trading on the NYSE using a pricing service and/or procedures approved by the fund's Board of Directors.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the fund up to and including $1.5 billion and 0.85% of the average daily net asset above $1.5 billion.

For the year ended December 31, 2006, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's operating expenses at 1.70% for the Class A shares, 2.35% for the Class C shares and 1.35% for the Class I shares.

Under a subadvisory agreement between the advisor and Houlihan Rovers S.A. (the subadvisor), an affiliate of the advisor, the subadvisor is responsible for managing the fund's investments in certain non-U.S. real estate securities. For its services provided under the subadvisory agreement, the advisor (not the fund) pays the subadvisor a monthly fee at the annual rate of 0.30% of the average daily net assets of the fund. For the year ended December 31, 2006, the advisor paid the subadvisor $3,118,479.

Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund's average daily net assets. For the year ended December 31, 2006, the fund paid the advisor $623,696 in fees under this administration agreement. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended December 31, 2006, the fund has been advised that the distributor received $869,171 in sales commissions from the sale of Class A shares and that the distributor also received $104,597 of contingent deferred sales charges relating to redemptions of Class C shares. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class C shares, including payments to dealers and other financial intermediaries for selling Class C shares and interest and other financing costs associated with Class C shares.

Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $13,421 from the fund for the year ended December 31, 2006.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2006 totaled $1,872,359,564 and $312,984,901, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2006	For the Period March 31, 2005* through December 31, 2005
Ordinary income	$62,681,868	$2,176,725
Long-term capital gain	1,217,596	—
Total dividends and distributions	$63,899,464	$2,176,725

As of December 31, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$637,750,101
Gross unrealized depreciation	(324,656,354)
Net unrealized appreciation	$313,093,747
Undistributed ordinary income	$65,711,671
Undistributed long-term capital gains	$4,166,862
Cost for federal income tax purposes	$2,006,877,266

As of December 31, 2006, the fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies (PFICs) and permanent book/tax differences primarily attributable to sales of PFICs and foreign currency losses. To reflect reclassifications arising from the permanent

*  Commencement of operations.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

differences, paid-in capital was charged $24,541, accumulated net realized gain was charged $5,190,412 and dividends in excess of net investment income was credited $5,214,953.

Note 5. Capital Stock

The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

	For the Year Ended December 31, 2006		For the Period March 31, 2005[a] through December 31, 2005
	Shares	Amount	Shares	Amount
CLASS A:
Sold	46,467,246	$751,852,467	7,009,246	$85,114,447
Issued as reinvestment of dividends and distributions	790,327	13,986,265	29,652	387,984
Redeemed	(4,318,940)	(67,382,581)	(140,485)	(1,753,046)
Redemption fees retained by the fund[b]	—	45,337	—	1,824
Net increase	42,938,633	$698,501,488	6,898,413	$83,751,209
CLASS C:
Sold	33,421,539	$534,794,092	4,671,986	$57,212,816
Issued as reinvestment of dividends and distributions	418,972	7,471,231	6,732	88,101
Redeemed	(1,149,560)	(18,310,143)	(51,569)	(639,735)
Redemption fees retained by the fund[b]	—	33,909	—	857
Net increase	32,690,951	$523,989,089	4,627,149	$56,662,039

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2006		For the Period March 31, 2005[a] through December 31, 2005
	Shares	Amount	Shares	Amount
CLASS I:
Sold	29,457,416	$472,400,076	11,330,663	$140,337,487
Issued as reinvestment of dividends and distributions	1,103,766	19,357,953	95,403	1,247,618
Redeemed	(3,406,325)	(56,177,768)	(127,633)	(1,618,220)
Redemption fees retained by the fund[b]	—	38,815	—	1,572
Net increase	27,154,857	$435,619,076	11,298,433	$139,968,457

a  Commencement of operations

b  The fund may charge a 1% redemption fee on shares sold within six months of the time of purchase.

Note 6. Borrowings

The fund, in conjunction with other Cohen & Steers funds, is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2007. The fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2006, the fund did not utilize the line of credit.

Note 7. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 no later than June 29, 2007 and the impact to the fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

Note 8. Subsequent Event

On January 16, 2007, the fund's shareholders approved new subadvisory agreements between the advisor and Houlihan Rovers, S.A., Cohen & Steers Asia Limited and Cohen & Steers UK Limited, all affiliates of the advisor.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers International Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers International Realty Fund, Inc. (the "Fund") at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from March 31, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2007

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

PROXY RESULTS

Cohen & Steers International Realty Fund, Inc. shareholders voted on the following proposals at the special shareholder meeting held on January 16, 2007. The description of each proposal and number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Abstain
To approve a new Subadvisory Agreement between Cohen & Steers Capital Management, Inc. and Houlihan Rovers, S.A.	43,097,251	542,692	2,470,053
	Shares Voted For	Shares Voted Against	Abstain
To approve a new Subadvisory Agreement between Cohen & Steers Capital Management, Inc. and Cohen & Steers Asia Limited	43,135,749	535,363	2,438,884
	Shares Voted For	Shares Voted Against	Abstain
To approve a new Subadvisory Agreement between Cohen & Steers Capital Management, Inc. and Cohen & Steers UK Limited	42,937,564	547,157	2,625,274

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

TAX INFORMATION—2006 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $9,858,269. Also, the fund designates a long-term capital gain distribution of $1,217,596 at the 15% rate or the maximum allowable.

The fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $2,909,402. The fund generated net foreign source income of $31,872,905 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

APPROVAL OF SUBADVISORY AGREEMENTS

The board of directors of the fund, including a majority of the directors who are not parties to the fund's investment advisory agreement or subadvisory agreements, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve these agreements for initial two year terms and their continuation annually thereafter at a meeting of the board called for the purpose of voting on the approvals or continuations.

At meetings held in person on June 6, 2006 and September 19, 2006, the Subadvisory Agreement between Cohen & Steers Capital Management, Inc. (the "Advisor") and Cohen & Steers Asia Limited (the "CNS Asia Agreement"), and the Subadvisory Agreement between the Advisor and Cohen & Steers UK Limited (the "CNS UK Subadvisory Agreement"), were discussed and were each unanimously approved for a two-year term by the fund's board, including the Independent Directors. The approvals at the September 19, 2006 meeting were done primarily by reference to information provided for and discussions during the June 6, 2006 meeting, of which the substance had not changed materially since the June 6, 2006 meeting. At each meeting, the Independent Directors were represented by independent counsel, who assisted them in their deliberations during the meeting and executive session.

Also at the board meetings held on June 6, 2006 and September 19, 2006, representatives of the Advisor discussed with the board that the parent company of the Advisor had entered into an agreement with Houlihan Rovers, S.A. ("Houlihan Rovers") (which was then 50% owned by the Advisor's parent company) for the Advisor's parent company to acquire the remaining interest in Houlihan Rovers (the "Acquisition"). Since the Acquisition was deemed to cause an "assignment" under the 1940 Act of the current Subadvisory Agreement between the Advisor and Houlihan Rovers (the "Houlihan Subadvisory Agreement"), resulting in termination of the Houlihan Subadvisory Agreement, the board, including the Independent Directors, discussed and unanimously approved for an initial two-year term a new subadvisory agreement with Houlihan Rovers (the "New Houlihan Subadvisory Agreement"), to take effect upon the consummation of the Acquisition. The fund's board, including a majority of the Independent Directors, also approved an interim subadvisory agreement (the "Interim Houlihan Subadvisory Agreement" and collectively with the New Houlihan Subadvisory Agreement, CNS Asia Subadvisory Agreement and CNS UK Subadvisory Agreement, the "Agreements"), to take effect in the event the Acquisition is completed prior to stockholder approval of the New Houlihan Subadvisory Agreement.

Representatives of the Advisor confirmed for the directors that the New Houlihan Subadvisory Agreement was identical in all respects to the Houlihan Subadvisory Agreement, except for the effective dates and that the subadvisory fees paid by the Advisor (not the fund) to Houlihan Rovers under the New Houlihan Subadvisory Agreement would be less than the fees paid under the Houlihan Subadvisory Agreement. The terms of the Interim Houlihan Subadvisory Agreement, and the fees paid thereunder, are substantively identical in all respects to the Houlihan Subadvisory Agreement, except for the fee escrow and termination provisions and the time period covered by the agreements. The board discussed with senior management of the Advisor the rationale for the Acquisition. The directors inquired of senior management of the Advisor the implications of the Acquisition for Houlihan Rovers

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

and the ability of Houlihan Rovers to provide services of the same nature, extent and quality as those to be provided under the Houlihan Subadvisory Agreement. In particular, the board inquired as to the impact of the Acquisition on Houlihan Rovers' personnel, management, facilities and financial capabilities and received assurances in this regard from senior management of the Advisor that the same personnel discussed for providing services under the Houlihan Subadvisory Agreement would continue to do so after the Acquisition and that the Acquisition would not adversely affect Houlihan Rovers' ability to operate its business in a manner currently conducted and to provide services to the fund.

In considering whether to approve the Agreements, the board reviewed materials provided by the Advisor and fund counsel which included, among other things, fee, expense and performance information compared to peer funds prepared by an independent data provider ("Peer Funds"), supplemental performance and summary information prepared by the Advisor, sales and redemption data for the fund and a legal memorandum outlining the legal duties of the board. The board also spoke directly with representatives of the independent data provider and met with investment advisory personnel from the Advisor. The board considered factors relating to the selection of Cohen & Steers Asia Limited ("CNS Asia"), Houlihan Rovers and Cohen & Steers UK Limited ("CNS UK") and the approval of the subadvisory fees, as applicable, when reviewing the Agreements. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by Houlihan Rovers, CNS Asia and CNS UK. The directors reviewed the services that Houlihan Rovers provides to the fund, including selecting portfolio securities and providing a continuous investment program for the fund with respect to investments in Europe; providing investment research and management; purchasing, retaining and selling securities for the fund; and placing orders for the execution of the fund's portfolio transactions. The directors also discussed with the Advisor representatives the amount of time Houlihan Rovers dedicates to the fund and the type of transactions that were being done on behalf of the fund. The directors also considered the services that CNS Asia would provide to the fund, including, but not limited to, providing investment advisory and research services with respect to real estate securities issued by companies located in the Asia Pacific region, and the services that CNS UK would provide to the fund, including providing investment advisory and research services and working with Houlihan Rovers and the Advisor in managing the fund's investments in Europe; CNS and CNS UK also would collaborate with the Advisor on overall portfolio allocation for the fund including, in connection therewith, supervise the fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the fund's assets. The directors also discussed with Advisor representatives the amount of time CNS Asia and CNS UK would dedicate to the fund and the types of transactions that would be done on behalf of the fund. The directors then considered the allocation of responsibilities among the Advisor, Houlihan Rovers, CNS Asia and CNS UK.

The board considered the education, background and experience of Houlihan Rovers' personnel and the favorable history and reputation of the Houlihan Rovers portfolio managers for the fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The directors concluded that the nature, quality and extent of services provided by Houlihan Rovers to the fund would continue to be adequate and

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

appropriate following the Acquisition. In addition, the board took into consideration the education, background and experience of CNS Asia's and CNS UK's personnel. They also concluded that the services to be provided by CNS Asia and CNS UK would be adequate and appropriate.

(ii) Investment performance of the fund, Houlihan Rovers, CNS Asia and CNS UK. The board reviewed the investment performance of the fund, including the fund's historical performance, as well as performance compared to Peer Funds and performance compared to appropriate benchmark indices. The board noted that the fund's performance was at the median of the Peer Funds in the specialty real estate category. The board also noted that the fund was currently outperforming its blended benchmark. The board gave consideration to the fact that the independent data provider had a limited universe of international real estate funds to include in the Peer Funds and the relatively short one-year period of the performance comparison.

The board determined that Houlihan Rovers would continue to be an appropriate subadvisor for the fund and that the fund's performance was satisfactory. Because CNS Asia and CNS UK were newly established advisors, they did not have performance information for the board to review.

(iii) Cost of the services to be provided and profits to be realized from the relationship with the fund. The board noted that each of Houlihan Rovers' fee, CNS Asia's fee and CNS UK's fee under the relevant Agreement is paid by the Advisor (not the fund). The board reviewed Houlihan Rovers', CNS Asia's and CNS UK's subadvisory fee from the Advisor in respect of two other Cohen & Steers funds concurrently with those for the fund. The board noted that under the fund's management agreement with the Advisor, the fund pays the Advisor a monthly investment advisory fee computed at the annual rate of 0.95% of the average daily net assets of the fund. The board noted, however, that the Advisor had waived a portion of its fees during the reporting period, resulting in a net advisory fee of 0.76% and a net management fee (including both advisory and affiliated administrative fees) of 0.82%.

The fees to be paid to Houlihan Rovers under the New Houlihan Subadvisory Agreement were lower than the fees paid to Houlihan Rovers under the Houlihan Subadvisory Agreement, and, if necessary, the Interim Houlihan Subadvisory Agreement, in light of the proposals to appoint CNS Asia and CNS UK as subadvisors for the funds. The sub-advisory fees were based on the allocation of responsibilities among the Advisor, Houlihan Rovers, CNS Asia and CNS UK.

In reviewing the investment advisory fee, the board considered the investment advisory fees of the Peer Funds and noted that the fund's contractual fee was at the Peer Fund median (though, after the Advisor's waiver, the fee was substantially below the Peer Fund median). The fund's total expense ratio was above the Peer Fund median (though after the Advisor's waiver, the expense ratio was at the Peer Fund median). It was noted that the Advisor expects the expense ratio would decline with additional assets. The board concluded that the fund's expense structure is competitive in the peer group.

The board took into consideration other benefits to be derived by Houlihan Rovers, CNS Asia and CNS UK in connection with the Agreements, noting particularly the research and related services, within the meaning of

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Section 28(e) of the Securities Exchange Act of 1934, as amended, that Houlihan Rovers, CNS Asia and CNS UK may receive by allocating the fund's brokerage transactions.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale. The board noted that the fund's advisory fee schedule does not contain any breakpoints. The board considered the fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with stockholders.

(v) Comparison of services to be rendered and fees to be paid to those under other subadvisory contracts. As discussed above in (i) and (iii), the board compared both the services rendered to and the fees paid by the fund to those under other investment advisory contracts of other investment advisers managing Peer Funds. The board compared both the services rendered and the fees paid under the New Houlihan Subadvisory Agreements to Houlihan Rovers' other advisory contracts with institutional and other clients. The board acknowledged that differences in fees paid by other clients seemed to be consistent with the differences in services provided or to be provided and determined that on a comparative basis the fees under the New Houlihan Subadvisory Agreement were reasonable in relation to the services provided, and concluded the same for CNS Asia and CNS UK.

No single factor was cited as determinative to the decision of the board. Rather, after weighing all of the considerations and conclusions discussed above, the board, including the Independent Directors, unanimously approved the Agreements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 53	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	20	1991 to present

Martin Cohen Age: 58	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	20	1991 to present

Disinterested Directors

Bonnie Cohen[2] Age: 64	Director	Until next election of directors	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	20	2001 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held With Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
George Grossman Age: 52	Director	Until next election of directors	Attorney-at-law	20	1993 to present

Richard E. Kroon Age: 64	Director	Until next election of directors	Member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	20	2004 to present

Richard J. Norman Age: 63	Director	Until next election of directors	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	20	2001 to present

Frank K. Ross Age: 63	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	20	2004 to present

Willard H. Smith Jr. Age: 70	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	20	1996 to present

C. Edward Ward Jr. Age: 60	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	20	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 43	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

David J. Oakes Age: 28	Vice President	Senior Vice President of CSCM since 2005 and Vice President and securities analyst prior thereto. Prior thereto, securities analyst at Goldman Sachs & Co.	Since 2005

John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

James Giallanza Age: 40	Treasurer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 38	Chief Compliance Officer	Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

** Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

  •  Designed for investors seeking maximum
total return, investing primarily in global real
estate securities

  •  Symbol: GRSIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

David J. Oakes
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
66 Brooks Drive
Braintree, MA 02184
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—IRFAX
C—IRFCX
I— IRFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2006

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$57,717	$66,000
Audit-Related Fees	—	—
Tax Fees	13,500	12,975
All Other Fees	—	—

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005

Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$65,000	$85,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $78,500 and $97,975, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The board of directors of the registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the registrant.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: February 28, 2007